Exhibit 4.1

CDEV

CENTENNIAL

RESOURCE DEVELOPMENT, INC.

Centennial Resource Development, Inc.

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

CENTENNIAL RESOURCE DEVELOPMENT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS, the facsimile signature of the Corporation's duly authorized officers.

Dated:

Ward Polzin, Chief Executive Officer

[SEAL]

George Glyphis, Chief Financial Officer

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	-	as tenants by the entireties		(custodian)		(Minor)
JT TEN	-	as joint tenants with right		under Uniform Gifts to
		of survivorship and not as tenants		Minors Act of
in common
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

( ) shares of Common Stock of the Corporation represented by this Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.